TCW Private Asset Income Fund

(the “Fund”)

Supplement dated November 21, 2025

to the Fund’s Prospectus1

This Supplement provides new information beyond that contained in the Prospectus and should be read in conjunction with such documents.

Effective as of November 21, 2025, the Fund’s shares will be offered on a daily basis. In connection with the foregoing, the Prospectus is amended as follows:

1.	The first paragraph under the “PURCHASE OF SHARES” heading in the “SUMMARY OF TERMS” section of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

The Fund’s Shares are offered on a daily basis, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Please see “DISTRIBUTION AGREEMENT” on page 108 for purchase instructions and additional information.

2.

The second paragraph under the “Portfolio Fair Value Risk” heading in the “PRINCIPAL RISKS OF THE FUND—Other Risks Relating to the Fund” section of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Fund calculates a daily NAV per share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the

1 The Prospectus and SAI of the Fund are each dated August 25, 2025.

Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

3.	The third paragraph under the “SHARE REPURCHASE PROGRAM” section of the Prospectus is deleted in its entirety and replaced with the following:

The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the fourth Friday of the month in which the repurchase occurs. The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date. The Fund expects to distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date.

4.	The first paragraph under the “DISTRIBUTION AGREEMENT—Purchasing Shares” section of the Prospectus is deleted in its entirety and replaced with the following:

Investors may buy and sell Shares of the Fund through Financial Intermediaries. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. The Fund’s shares are offered for sale on a daily basis through the Distributor at NAV plus the applicable sales load.

Shareholders of the Fund should retain this Supplement for future reference.